EXCHANGE PLACE ADVISORS TRUST
(the “Trust”)

NORTH SQUARE DYNAMIC SMALL CAP FUND	NORTH SQUARE PREFERRED AND INCOME SECURITIES FUND
Class A: ORSAX	Class I: ORDNX
Class I: ORSIX

NORTH SQUARE KENNEDY MICROCAP FUND	NORTH SQUARE STRATEGIC INCOME FUND
Class A: NKAAX*	Class A: ADVAX
Class I: NKMCX	Class I: ADVNX

NORTH SQUARE SELECT SMALL CAP FUND	NORTH SQUARE MULTI STRATEGY FUND
Class I: ADVGX	Class A: ORILX
Class I: PORYX

NORTH SQUARE SMALL CAP VALUE FUND	NORTH SQUARE SPECTRUM ALPHA FUND
Investor Class: DRSVX	Class A: ORIGX
Class I: DRISX	Class I: ORIYX

NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND	NORTH SQUARE TACTICAL DEFENSIVE FUND
Class I: NSIVX	Class A: ETFRX
Class C: ETFZX
Class I: ETFWX

NORTH SQUARE CORE PLUS BOND FUND	NORTH SQUARE TACTICAL GROWTH FUND
Class I: STTIX	Class A: ETFAX
Class C: ETFCX
Class I: ETFOX
NORTH SQUARE MCKEE BOND FUND
Class R6: NMKBX
Class I: NMKYX

* Share class not currently offered.

(each a “Fund” and collectively, the “Funds”)

Supplement dated April 10, 2026 to the Funds’ Summary Prospectuses,

Prospectus, and Statement of Additional Information (“SAI”),
dated September 28, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses or SAI. This Supplement supersedes any information to the contrary in the Prospectuses and SAI.

As previously disclosed, Azimut Group has acquired North Square Investments, LLC (the “Adviser”), each Fund’s investment adviser (the “Transaction”). The closing date of the Transaction was January 8, 2026 (the “Closing Date”), and resulted in the automatic termination of the then current investment advisory agreement between the Trust, on behalf of each of the Funds, and the Adviser (each, a “current advisory agreement”). The Transaction also resulted in a

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change of control of the Adviser’s affiliated sub-adviser, CSM Advisors, LLC (“CSM”) and the termination of each of the then current sub-advisory agreements (each, a “current sub-advisory agreement”) between the Adviser and the sub-advisers to the Funds.

As noted previously, at a meeting held on October 7, 2025, the Trust’s Board of Trustees (the “Board”) considered and approved a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser with substantially identical terms to the current advisory agreement with respect to each of the Funds and a new sub-advisory agreement between the Adviser, on behalf of each Fund, and the respective sub-adviser, with substantially identical terms to the current sub-advisory agreement with respect to each of the Funds. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management, if necessary, until shareholders of each of the Funds approve the new advisory agreement with respect to that Fund at a special shareholder meeting of the Funds.

As previously disclosed, a joint special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) was initially held on December 19, 2025, at which time shareholders of each of the following Funds approved the new advisory agreement with respect to the applicable Fund: North Square Altrinsic International Equity Fund, North Square Core Plus Bond Fund, North Square Kennedy MicroCap Fund, North Square McKee Bond Fund, North Square Select Small Cap Fund, and North Square Small Cap Value Fund. The Special Shareholder Meeting was adjourned until January 7, 2026, whereby shareholders of the North Square Strategic Income Fund approved the new advisory agreement for that Fund; and further adjourned until January 23, 2026, whereby shareholders of the North Square Dynamic Small Cap Fund approved the new advisory agreement for that Fund; and further adjourned until February 11, 2026, whereby shareholders of the North Square Tactical Defensive Fund approved the new advisory agreement for that Fund. The Special Shareholder Meeting was then adjourned until February 25, 2026, whereby shareholders of the North Square Preferred and Income Securities Fund approved the new advisory agreement for that Fund and further adjourned until March 11, 2026, whereby shareholders of the North Square Tactical Growth Fund approved the new advisory agreement for that Fund and shareholders of the North Square Preferred and Income Securities Fund approved an amendment to that Fund’s fundamental concentration policy (see below). The new sub-advisory agreements with the applicable sub-advisers took effect with respect to each of these Funds at the same time as the new advisory agreement with respect to such Fund, following shareholder approval.

With respect to the North Square Spectrum Alpha Fund and the North Square Multi Strategy Fund, shareholders have not yet approved the relevant new advisory agreement for the Funds, and the interim investment advisory and sub-advisory agreements currently are in effect until shareholders of the Fund approve the new advisory agreement or 150 days from the date of the closing of the Transaction, whichever is sooner. The Special Shareholder Meeting was further adjourned to March 30, 2026, and then until April 17, 2026. There is no assurance that the shareholders of each of the North Square Spectrum Alpha Fund and the North Square Multi Strategy Fund will approve the new investment advisory agreement with respect to the respective Fund. More detailed information regarding the Transaction and the proposals to be voted upon at the Special Shareholder Meeting was provided to shareholders in the proxy statement filed with the SEC on November 3, 2025, for the North Square Spectrum Alpha Fund and on November 7, 2025, for the North Square Multi Strategy Fund.

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Fundamental Concentration Policies of the Funds

Effective immediately, investment restriction No. 4 in the section of the Funds’ SAI entitled “INVESTMENT STRATEGIES, POLICIES AND RISKS – OTHER STRATEGIES AND RISKS – INVESTMENT RESTRICTIONS” is deleted in its entirety and replaced with the following:

4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities) (All Funds except for the North Square Preferred and Income Securities Fund);

Effective immediately, the following disclosure is added to the section of the Funds’ SAI entitled “INVESTMENT STRATEGIES, POLICIES AND RISKS – OTHER STRATEGIES AND RISKS – INVESTMENT RESTRICTIONS,” immediately following investment restriction No. 7:

8.       The North Square Preferred and Income Securities Fund may not:

Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities), provided, however, that, under normal circumstances, the Fund will invest, directly or indirectly, at least 25% of its total assets in the banking, financial services, and insurance group of industries. For purposes of this fundamental investment policy, with respect to concentration, the industries comprising the (i) banking, (ii) financial services (i.e., asset management, specialty finance, institutional financial services industries) and (iii) insurance (i.e., life insurance, property and casualty insurance, Islamic insurance, reinsurance, insurance brokers and services, and health insurance) groups of industries within the financial services sector are considered to be a single “group of industries.”

This Supplement and the existing Prospectus, Summary Prospectuses, and SAI provide relevant information for all shareholders and should be retained for future reference. The Funds’ Prospectuses and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Please contact the Funds at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.

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